UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2025
Paramount Global
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The final results of voting on each of the items presented at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Paramount Global (the “Company”), as certified by the Company’s independent inspector of election, are set forth below. Each of the directors nominated pursuant to Item 1, as well as Item 2 and Item 3, received the affirmative vote of the holders of a majority of the aggregate voting power of the Paramount Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore approved pursuant to the Company’s bylaws. Item 4 did not receive the affirmative vote of the holders of a majority of the aggregate voting power of the Paramount Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore not approved pursuant to the Company’s bylaws. A total of 37,924,121 shares of Class A Common Stock, representing approximately 93.17% of the Class A shares outstanding on the record date, were represented at the Annual Meeting.

1.	Election of Directors:
		For	Against	Abstentions	Broker Non-Votes
	Mary Boies	33,311,731	217,240	4,395,150	—
	Barbara M. Byrne	32,836,938	691,872	4,395,311	—
	Linda M. Griego	32,580,191	948,758	4,395,172	—
	Charles E. Ryan	33,309,807	218,237	4,396,077	—
	Shari E. Redstone	32,696,497	833,844	4,393,780	—
	Susan Schuman	32,606,440	922,273	4,395,408	—
	Roanne Sragow Licht	33,380,724	148,128	4,395,269	—

2.	The amendment and restatement of the Company’s Amended and Restated Long-Term Incentive Plan, primarily to increase the number of shares of the Company’s Class B Common Stock authorized for issuance under the plan:

	For	Against	Abstentions	Broker Non-Votes
	37,746,123	154,266	23,732	—

3.	The amendment and restatement of the Company’s 2015 Equity Plan for Outside Directors, primarily to extend the plan’s term:

	For	Against	Abstentions	Broker Non-Votes
	37,585,586	312,081	26,454	—

4.	A stockholder proposal, if properly presented at the Annual Meeting, requesting that the Company issue a report detailing the potential risks associated with omitting “viewpoint” and “ideology” from its equal employment opportunity policy:

	For	Against	Abstentions	Broker Non-Votes
	146,436	33,354,201	4,423,484	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Caryn K. Groce
	Name:	Caryn K. Groce
	Title:	Executive Vice President,
Acting General Counsel and Secretary

Date: July 8, 2025